UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2014 (December 11, 2014)

SPECTRA ENERGY CORP

(Exact name of Registrant as specified in its charter)

Delaware	1-33007	20- 5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 1 to Credit Agreement

On December 11, 2014, Spectra Energy Capital, LLC (“Spectra Energy Capital,” a wholly-owned subsidiary of Spectra Energy Corp) entered into Amendment No. 1 (the “Amendment”) to its $1 billion revolving amended and restated credit agreement dated November 1, 2013 (the “Credit Agreement,” and as amended by the Amendment, the “Amended Credit Agreement”) with the initial lenders and issuing banks named in the Credit Agreement and JPMorgan Chase Bank, N.A. as the administrative agent. J.P. Morgan Securities, LLC, Citigroup Global Markets Inc. and RBS Securities Inc. acted as Joint Lead Arrangers and Joint Bookrunners for the Amendment. The Amendment extends the termination date of the revolving credit facility to December 11, 2019, which may be extended for up to two additional one-year periods at the request of Spectra Energy Capital (subject to the agreement of the lenders having commitments representing more than 50% of the aggregate commitments of all lenders and of each lender extending its commitment). Interest rates on borrowings under the Amended Credit Agreement will be based on prevailing interest rates and the credit ratings of Spectra Energy Capital, as described in the Amended Credit Agreement.

Certain of the lenders under the Amended Credit Agreement and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for Spectra Energy Corp and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full and complete terms of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 regarding the entry into the Amendment above is hereby incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 1 dated December 11, 2014 to Amended and Restated Credit Agreement, dated November 1, 2013, by and among Spectra Energy Capital, LLC, as Borrower, Spectra Energy Corp, as Guarantor, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ J. Patrick Reddy
J. Patrick Reddy
Chief Financial Officer

Date: December 16, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amendment No. 1 dated December 11, 2014 to Amended and Restated Credit Agreement, dated November 1, 2013, by and among Spectra Energy Capital, LLC, as Borrower, Spectra Energy Corp, as Guarantor, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.